SUB-ITEM 77-Q1
(a) EXHIBITS

AMENDMENT #21
TO THE RESTATED
AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME
SECURITIES TRUST
Dated May 19, 2000

	This Declaration
of Trust is amended as follows:

       Strike the first
paragraph of Section 5 -
 Establishment and Designation
of Series or Class of
Article III - BENEFICIAL
INTEREST from the Declaration
of Trust and substitute in
its place the
following:

	"Section 5.
Establishment and Designation
of Series or Class.  Without
limiting the
authority of the Trustees set
forth in Article XII, Section 8,
inter alia, to establish and
designate any additional
Series or Class or to modify
the rights and preferences of any
existing Series or Class, the
Series and Classes of the Trust
are established and designated
as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Floating Rate Strategic
Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S. Government
Securities
Class A Shares
Class B Shares
Class C Shares
Federated Unconstrained Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Intermediate Corporate
Bond Fund
Institutional Service Shares
Institutional Shares
Federated Muni and Stock Advantage
Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Institutional Service Shares
Institutional Shares

       	The undersigned hereby
certify that the above stated
Amendment is a true and
correct Amendment to the Declaration
of Trust, as adopted by the Board
of Trustees by
Unanimous Consent as of the 1st
day of December, 2010.

       	WITNESS the due execution
as of the 1st day of December, 2010.


       /s/ John F. Donahue
       /s/ Peter E. Madden
John F. Donahue
Peter E. Madden


       /s/ John T. Conroy, Jr.
       /s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


       /s/ Nicholas P. Constantakis
       /s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


       /s/ John F. Cunningham
       /s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


       /s/ J. Christopher Donahue
       /s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


       /s/ Maureen Lally-Green
       /s/ James F. Will
Maureen Lally-Green
James F. Will



AMENDMENT #22
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES TRUST
Dated May 19, 2000

	This Declaration of
Trust is amended as follows:

       Strike the first paragraph
of Section 5 - Establishment and
Designation of Series or Class of
Article III - BENEFICIAL INTEREST
from the Declaration of Trust and
substitute in its place the
following:

	"Section 5.  Establishment
and Designation of Series or Class.
Without limiting the
authority of the Trustees set
forth in Article XII, Section 8,
inter alia, to establish and
designate any additional Series
 or Class or to modify the rights
and preferences of any
existing Series or Class, the
Series and Classes of the Trust
are established and designated
as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Floating Rate Strategic
Income Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Fund for U. S. Government
Securities
Class A Shares
Class B Shares
Class C Shares
Federated Unconstrained Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Intermediate Corporate
Bond Fund
Institutional Service Shares
Institutional Shares
Federated Muni and Stock Advantage
Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Institutional Service Shares
Institutional Shares

       	The undersigned hereby
certify that the above stated
Amendment is a true and
correct Amendment to the
Declaration of Trust, as adopted
by the Board of Trustees at a meeting
on the 9th day of November, 2010,
to become effective on the 29th day
of December, 2010.

       	WITNESS the due execution
hereof this 9th day of November, 2010.


       /s/ John F. Donahue
       /s/ Peter E. Madden
John F. Donahue
Peter E. Madden


       /s/ John T. Conroy, Jr.
       /s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


       /s/ Nicholas P.
Constantakis
       /s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


       /s/ John F. Cunningham
       /s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


       /s/ J. Christopher
Donahue
       /s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


       /s/ Maureen Lally-Green
       /s/ James F. Will
Maureen Lally-Green
James F. Will




SUB-ITEM 77-Q1 (e) EXHIBITS

EXHIBIT F
to the
Investment Advisory Contract
Federated Floating Rate
Strategic Income Fund
	For all services
rendered by the Adviser hereunder,
the above-named Fund of the Trust
shall pay to the
Adviser and the Adviser agrees to
 accept as full compensation for
all services rendered hereunder,
an annual
investment advisory fee equal to
0.60 of 1% of the average daily
net assets of the Fund.
	The portion of the fees
based upon the average daily net
assets of the Fund shall be
accrued daily at the rate
of 1/365th of 0.60 of 1% applied
to the daily net assets of the Fund.
	The advisory fee so accrued
shall be paid to the Adviser daily.
	Witness the due execution
hereof this 1st day of September, 2010.
Federated Income Securities Trust



By:  /s/ J.Christopher Donahue
Name:  J. Christopher Donahue
Title:  President
Federated Investment Management Company



By:  /s/ John B. Fisher
Name:  John B. Fisher
Title:  President and CEO


12/1/10 - Name changed to Federated
Unconstrained Bond Fund
EXHIBIT G
to the
Investment Advisory Contract
Federated Global Macro Bond Fund
	For all services rendered by
the Adviser hereunder, the above-
named Fund of the Trust shall pay
to the
Adviser and the Adviser agrees to
accept as full compensation for
all services rendered hereunder,
an annual
investment advisory fee equal to 0.70
of 1% of the average daily net assets
of the Fund.
	The portion of the fees based
upon the average daily net assets of
the Fund shall be accrued daily at
the rate
of 1/365th of 0.70 of 1% applied to
the daily net assets of the Fund.
	The advisory fee so accrued
shall be paid to the Adviser daily.
	Witness the due execution
hereof this 1st day of September, 2010.
Federated Income Securities Trust



By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President
Federated Investment Management Company



By:  /s/ John B. Fisher
Name:  John B. Fisher
Title:  President and CEO